Exhibit 10.5.5

FIFTH LEASE AMENDMENT

This Lease Amendment made this 29th day of November, 2023 by and between DUKE & DUKE, a Limited Partnership, of 37000 Grand River Avenue, Suite 360, Farmington Hills, MI 48335, as "Landlord" and Ocuphire Pharma, Inc. of 37000 Grand River Avenue, Suite 120, Farmington Hills, MI 48335, as "Tenant”.

WITNESSETH

WHEREAS, on or about May 19th, 2019, Landlord and Tenant entered into a Lease Agreement with a First Amendment on October 29, 2019, a Second Amendment on November 17, 2020, a Third Amendment on September 9, 2021, and a Fourth Amendment on October 17, 2022. The Lease together with any and all Amendments and/or riders is herein collectively referred to as, “Lease”. The certain demised premises consists of 1,623 rentable square feet and being commonly known as Suite 120 at 37000 Grand River Avenue, Farmington Hills, MI 48335; and

WHEREAS, the parties wish to amend this Lease in respect to the demised premises in that Tenant will extend the term of the Lease; and

NOW THEREFORE, in consideration of monies to be paid and covenants and conditions to be performed, IT IS HEREBY AGREED AS FOLLOWS:

1.	That the rent for the Suite known as Suite 120 will be as follows:

	01/01/2024 – 12/31/2024	$22.25 per rentable square foot

2.	Expiration Date:	December 31, 2024

3.	Tenant Share:	2.13%

4.	Base Tax:	$1.39 per sq. ft.

  5.           Miscellaneous: The Lease remains in full force and effect and has not been modified or extended except as specifically set in this Fifth Amendment. To the extent of any conflict between this Amendment and the Lease, the provisions of this Amendment shall control.

TENANT:	LANDLORD:
Ocuphire Pharma, Inc.	DUKE & DUKE,
a Limited Partnership

/s/ Amy Rabourn	/s/ Trevor Duke
Name: Amy Rabourn	Name: Trevor Duke
Its: SVP of Finance	Its:Property Manager
Date:11/29/2023	Date:11/29/2023

EXHIBIT “A”

Construction Plans within Landlords files are hereby a part of this Lease.

Plans in Exhibit "A" provided as 'turnkey' at Landlord expense unless otherwise stated. Any revisions to the plan that increase the budget will be a Tenant cost. Exhibit A supersedes
Exhibit B when part/all of the suite is currently existing or otherwise agreed.

Suite will be in “as-is condition”.